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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): April 4, 2003




                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)

        OKLAHOMA                   1-8140                          48-0222760
(State of incorporation   (Commission file number)   (I.R.S. employer identification number)
    or organization)

                  1945 LAKEPOINTE DRIVE
                    LEWISVILLE, TEXAS                                 75057
         (Address of principal executive offices)                   (Zip code)



       Registrant's telephone number, including area code: (972) 906-8000


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On April 4, 2003, Fleming Companies, Inc. (the "Company") announced that the Bankruptcy Court approved the following first day motions: (i) the $50 million interim debtor-in-possession ("DIP") financing commitment from Fleming's existing lenders, as a bridge to a permanent $150 million DIP financing package,
(ii) the right to use cash collateral on an interim basis, (iii) the administrative expense status for goods ordered by the Company before it filed bankruptcy but shipped after the filing, (iv) interim approval of an order prohibiting the prosecution of claims under the Perishable Agricultural Commodities Act and the Packers and Stockyard Act, which order is pending further hearing on April 21, 2003, (v) continuation of customer programs and practices in the ordinary course of business, and (vi) the payment of certain pre-petition claims and certain post-petition obligations. In addition, the Bankruptcy Court will consider other relief, including a trade lien and critical vendor relief at a hearing on April 10, 2003 and procedures for reclamation claimants, at a hearing on April 21, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein is deemed to be furnished pursuant to Item 9 hereof and shall not be deemed "filed" under the Securities Exchange Act of 1934.

         (c) EXHIBITS

         EXHIBIT
         NUMBER            DESCRIPTION
         -------           -----------

         99.1       --     Press release dated April 4, 2003.



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ITEM 9. REGULATION FD DISCLOSURE.

         On April 4, 2003, the Company issued a press release announcing the matters referenced in Item 3 hereof. A copy of such press release is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein are deemed to be furnished pursuant to this Item 9 and shall not be deemed "filed" under the Securities Exchange Act of 1934.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLEMING COMPANIES, INC.


Date:  April 4, 2003                      By: /s/ MARK D. SHAPIRO
                                             ----------------------------------
                                             Mark D. Shapiro
                                             Senior Vice President and
                                             Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1       --     Press release dated April 4, 2003.